ANNUAL NOTICE OF UNDERLYING FUND ANNUAL REPORT MAILING

TO:	Securities and Exchange Commission
FROM:	Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company and Nationwide Variable Account - 6 (collectively, the “Filers”)
DATE:	March 1, 2020
RE:	Nationwide Variable Account - 6 (“Registrant”)
File No. 811-08684
Rule 30b2-1 Filing under the Investment Company Act of 1940 (“1940 Act”)

The annual reports for the following underlying funds for the period ended December 31, 2019, have been submitted to contract owners. This filing is made pursuant to Rule 30b2-1(b).

Some of the funds included in each Fund Company’s annual report filing may not be available under every contract offered by the Registrant. The Filers understand that the Fund Companies have filed (or will file) these reports with the Commission and, to the extent necessary, have incorporated these filings by reference.

Fund Company	CIK Code
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class	0000823535
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class	0000356494
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class	0000356494
Nationwide Variable Insurance Trust - NVIT Dynamic U.S. Growth Fund: Class I	0000353905
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I	0000353905
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I	0000353905
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I	0000353905
Wells Fargo Variable Trust - VT International Equity Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT International Equity Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT Omega Growth Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT Omega Growth Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT Opportunity Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT Opportunity Fund: Class 1	0001081402
Wells Fargo Variable Trust - VT Small Cap Growth Fund: Class 1	0001081400

Questions or comments regarding this filing can be directed to Nationwide Financial - Office of Compliance at is nfscomp@nationwide.com.

Thank you.